Fees Summary	Sep. 25, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 57,500,000.00
Previously Paid Amount	0.00
Total Fee Amount	8,803.25
Total Offset Amount	0.00
Net Fee	$ 8,803.25